SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 26, 2004

Date of Report (date of earliest event reported)

ARIS INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

New York

(State of other jurisdiction of incorporation)

1-4814	22-1715274
(Commission File)	(IRS Employer Identification Number)

525 Seventh Avenue

New York, New York 10018

(Address of principal executive offices, including zip code)

(212) 354-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.  AUDITORS RESIGNATION

On October 22, 2004, our Independent Registered Public Accounting Firm, J.H. Cohn LLP, resigned as our Independent Auditor. There were no disagreements between the Company and its Auditor, J.H. Cohn LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIS INDUSTRIES, INC, DEBTOR IN POSSESION, CASE # 04-32026-EK.

Date: October 26, 2004	By:	/s/ Paul Spector
Paul Spector
Chief Executive Officer